UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2022

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

501 Brickell Key Drive, Suite 300, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2022, Domonic J. Carney resigned as Chief Financial Officer and Treasurer of ShiftPixy, Inc. (“ShiftPixy” or the “Company”), pursuant to a Sabbatical Leave Agreement (the “Agreement”), effective immediately. The Board of Directors (the “Board”) of ShiftPixy accepted Mr. Carney’s resignation and ratified the Agreement the same day. A copy of the Agreement is attached hereto as Exhibit 10.1.

On May 24, 2022, the Board of ShiftPixy appointed Manuel Rivera, 47, to the positions of Treasurer and Acting Chief Financial Officer of the Company. Since June 2021, Mr. Rivera has served as ShiftPixy’s Vice President of Accounting. Prior to joining ShiftPixy, Mr. Rivera was employed from July 2020 until June 2021 as Director of Financial Accounting Advisory Services for Eleven Consulting Group, a privately held financial consulting and accounting advisory firm. Before joining Eleven Consulting, he served from October 2014 through February 2020 as Financial Accounting Advisory Services Senior Manager for the worldwide accounting firm of Ernst & Young. Beginning in August 2003, he was employed by the worldwide accounting firm of KPMG, which he left as an Audit Senior Manager in September 2014. Mr. Rivera earned a Bachelor’s Degree of Arts in Accounting, cum laude, from Inter-American University of San Juan, Puerto Rico, and is licensed as a Certified Public Accountant in Florida and Puerto Rico.

Mr. Rivera currently earns annual compensation as ShiftPixy’s Vice President of Accounting of $194,606. There is currently no agreement in place between the Company and Mr. Rivera to adjust his current compensation.

On May 24, 2022, ShiftPixy issued a press release announcing these developments. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	Sabbatical Leave Agreement, dated May 24, 2022.
99.1	Press release, dated May 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHIFTPIXY, INC.

Date: May 24, 2022	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer

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